The Glenmede Fund, Inc.
Global Secured Options Portfolio (NOVIX)
Supplement dated June 21, 2021 to the
Equity Prospectus dated February 28, 2021
The “
Average Annual Total Returns
” table in the
sub-section
entitled “
Performance Information
” of the “
Summary Section
” of the Global Secured Options Portfolio on page 59 of the Equity Prospectus is hereby deleted in its entirety and replaced with the following:
Average Annual Total Returns (for the periods ended December 31, 2020)

	Past 1 Year	Past 5 Years	Since Inception (September 28, 2012)
Return Before Taxes	4.76%	5.02%	4.33%
Return After Taxes on Distributions	3.38%	(2.89)%	(1.02)%
Return After Taxes on Distributions and Sale of Fund Shares	3.20%	2.62%	2.40%

MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	16.25%	12.26%	10.48%

Blended Index (reflects no deduction for fees, expenses or taxes) 1	(4.91)%	2.28%	3.03%

1
The Blended Index is comprised of four benchmarks, weighted 40% CBOE S&P 500
®
PutWrite
T-W
Index, 10% CBOE Russell 2000
®
PutWrite Index, 40% CBOE MSCI EAFE PutWrite Index and 10% CBOE MSCI Emerging Markets PutWrite Index. It is provided so that investors may compare the performance of the Portfolio with the performance of a combination of indices that the Advisor considers similar to the Portfolio.

Please retain this Supplement for future reference.